Exhibit 99.01

Stock Code: 688082	Short Name: ACMSH

ACM Research (Shanghai), Inc.

Records of Investor Relation Activities in December 2022

Categories of investor relation activities	☐	Specific object survey	✓	Analyst meeting
	☐	Media interview	☐	Performance briefing
	☐	Press conference	☐	Roadshow
	☐	Site visit	✓	Others (open conference call)
Date	December 2022
Venue	Conference call
Participants of the listed company	Chairman: HUI WANG General Manager: JIAN WANG Person in Charge of Financial Matters: LISA YI LU FENG Board Secretary: MINGZHU LUO
Summary of investor relation activities
I. Company Introduction: Leaders of ACM Research (Shanghai), Inc. (the “Company”) gave a brief introduction to the new product PECVD and answered questions of concern by investors.

II. Q&A:

1. Could you elaborate why the Company believes there is a difference between its equipment and equipment of its competitors? What is the difference between the film material of the PECVD equipment of the Company and that of the equipment of its competitors?

A: First, our equipment has a layout different from the equipment of our competitors. Second, the differentiated chamber design of our equipment is protected by the application of our differentiated intellectual property, which can ensure good uniformity, controllable stress and less particles of the film.

2. Will the Company develop different film deposition processes?

A: Yes, it is technically possible for us to cover most types of films.

3. Are the chambers of 1 to 3 and those of 4 to 5 in number made for thin films and thick films respectively? Are there expected processes corresponding thereto? Which processes are those of 1 to 3 and those of 4 to 5 used for?

A: Different processes of PECVD will take time. We plan to design and make available the number of chambers in response to the time to be taken for specific processes, which number will be greater for a thick film of multiple layers requiring a long time, and be smaller for a thin film of a single layer requiring a short time. We focus on optimizing cost performance while meeting the requirements of customers, both of which jointly determine the chamber configuration. In addition, the underlying equipment of the Company will be involved in most of the PECVD processes in the future.

4. The corresponding storage and logic customers will be covered in case of substantial coverage. Will the verification at the end customer be facilitated in the next two years? Is this equipment of the Company mainly manufactured with overseas parts?

A: Our PECVD can cover storage and logic customers. Next year, we plan to launch PECVD for multiple types of films to be verified at the customer end. Some core parts of PECVD come from overseas supply chains.

5. How about the market coverage next year?

A: Next year, we expect to cooperate with various customers on multiple sets of equipment for concurrent verification of the processes. Meanwhile, the market coverage will depend on the progress of cooperation with customers. If the cooperation goes well, we expect to have coverage of 30% to 50%, and to go further then.

6. Can you describe the PECVD R&D team? Is there any connection with track, and how about the follow-up team?

A: It is the core team trained by the Company after settling in Shanghai. Research on cleaning equipment and copper plating equipment, among others, are all correlated to PECVD. Additionally, we have some original team reserves in PECVD, which have also been joined by some members from the Korean team and the customer end team. In particular, no team member comes from competitors to ensure that patents are not contaminated.

7. Will the proportion of R&D expenses of the Company remain at around 16% to 17% as that of the U.S.-listed company, or will it continue to increase?

A: R&D expenses account for 14% to 16% this year, the proportion of which we expect to be maintained in the future on the principles of cost-efficiency and practical work as usual. It will be a long process to conduct R&D, during which we expect the proportion of R&D to be stable, but the absolute value of R&D expenses to gradually increase. In addition, we record comparatively economical R&D, mainly owing to the shorter time period from R&D to verification at the customer end. We believe the key to reducing R&D expenses is to speed up product verification and entry into the market.

8. What is the proportion of domestic parts made in China as a whole? Which parts are difficult to be localized?

A: Parts imported to mainland China are mainly represented by valves, such as vacuum valves and vacuum pumps, among others, for which we are working to find a solution. In addition, robotic arms also play an important role, which are currently made by a core supplier in South Korea. In the future, we intend to continue our efforts towards diversification and seek to have our own characteristics, with core robotic arms anticipated to be made by specific companies, and common robotic arms anticipated to be assigned to suppliers at our option.

9. Will PECVD be promoted both at home and abroad concurrently?

A: The equipment was, in itself, developed jointly by our mainland China and South Korea teams. As such, South Korea is also the first target area for our overseas promotion. We hope that this equipment can, after its launch, be verified not only in China, but also abroad where customers have relatively more advanced nodes. We also hope that overseas enterprises can adopt our technology at the early advanced nodes, and that our equipment can enter the mass production line at such later stage. In addition, we also expect to introduce some equipment in beta status overseas in the future, with our technological differences compared with overseas giants brought by our processes and equipment of our own characteristics as well as our corresponding competitiveness, though we expect such task to be relatively difficult.

10. What is the current localization rate of PECVD equipment and what is its future development goal?

A: At present, we use some imported parts, while we are also exploring domestic parts suppliers in China. We believe that our core parts will eventually also be replaced with domestic products, which will take time. We may try out domestic parts for those with general requirements, but imported parts will be preferred when domestic parts are not fully qualified.

11. What are the differences between the cleaning equipment of the Company and that of its competitors? How about the advantages and disadvantages in the context of fierce competition among peers？

A: With years of improvement, we believe our cleaning equipment is now leading in China in this field. In addition, we are also developing two new technologies, the IPA and the supercritical CO2 drying technology, which is more central. At present, we believe this technology is owned by only three companies in the world. We have also made an overall analysis of the relevant patents, finding that each patent varies as to focus, and we have our own independent patents. Meanwhile, we believe the R&D of supercritical CO2 drying technology is about to have achievements which will represent our strength as well as our uniqueness and difference from the initial concept to the final machine completion with which we are confident of entering the global market.

 The combination of supercritical CO2 technology and TEBO ultrasound is called the golden pair for 3D cleaning. We believe we are the only company in the world that can specifically use TEBO for washing out particles from deep holes and some fragile components and combine with supercritical CO2 for drying. This is also differentiated equipment having a wide range of applications. We hope that such differentiated products can enter not only the domestic market in China but also the global market in the future. According to statistics, in this market segment, our products cover 90% of the cleaning equipment, and we expect this coverage to grow in the future. We expect to use differentiated technology to serve global customers, seeking to have about 50% of the share in the domestic market in China. As for competitors, our real competitor is ourselves.

12. By targeting the middle and high-end markets, will the equipment still have a gross margin at around 45% as the goal in the long run, or is there a larger room for improvement?

A: PECVD with different prices will have different gross margins, which we expect to fall within the range of 40% to 45% at this stage, and which we believe may increase to 45% to 50% in the future with further technology improvement and customer recognition.

13. The Company as disclosed had considerable backlog orders at the end of September. Does the Company have sufficient matching capacity?

A: We mainly adopt the mode of “production according to sales”, whereby we organize production as per customer orders. The current capacity is sufficient to cover the present backlog orders. Additionally, we are also carrying out capacity expansion plans to cope with the strong demand for orders. First, the construction of our production and R&D center in Lingang is in full progress, with production expected to start in the middle of 2023 as planned. Second, we have entered the final stage of selecting sites for expanding R&D and production plants in South Korea.

Encl.: List of Participants

AEZ Capital
AIIM Investment
Azimut Investment Co., Ltd.
Capital Group
Centerline
Hel Ved Capital Management Limited
SEMI
Essence Fund Management Co., Ltd.
Essence Securities Co., Ltd.
Baijia Fund Management Co., Ltd.
Aeon Insurance Asset Management Co., Ltd.
Baoying Fund Management Co., Ltd.
Beijing Suncapital Co., Ltd.
Beijing Nuohua Capital Investment Management Co., Ltd.
Beijing Yanhang Investment Management Co., Ltd.
Beijing Longrising Asset Management Co., Ltd.
Bosera Fund Management Co., Ltd.
Truvalue Asset Management Co., Ltd.
Springs Capital (Beijing) Limited
Topsperity Securities Co., Ltd.
Depu (Hainan) Private Equity Fund Management Co., Ltd.
Deqing Yuyang Investment Partnership (L.P.)
DIJUN Asset Management Center (Limited Partnership)
Northeast Securities Co., Ltd.
Oriental Alpha Fund Management Co., Ltd.
Orient Securities Company Limited
Soochow Securities Co., Ltd.
DH Fund Management Co., Ltd.
Prudence Investment Management (Hong Kong) Limited
Founder Securities Co., Ltd.
Fujian Zeyuan Asset Management Co., Ltd.
Fuanda Fund Management Co., LTD.
Fullgoal Fund Management Co., Ltd.
Gopher Asset Management Co., Ltd.
Everbright Securities Company Limited
Guangdong Cherami Sunon Securities Investment Management Co., Ltd.
GF Securities Co., Ltd.
Guangzhou Yunxi Private Placement Securities Fund Management Co., Ltd.
Guofu Life Insurance Co., Ltd.
Sinolink Securities Co., Ltd.
Guotai Junan Securities Co., Ltd.
UBS SDIC Fund Management Co., Ltd.
Guosen Securities Co., Ltd.

Hainan Tuantuan Private Equity Fund Management Co., Ltd.
Hainan Palm Bay Investment Co., Ltd.
Haitong Securities Co., Ltd.
Hanwha Investment
Hangzhou Kaisheng Investment Management Co., Ltd.
Hangzhou Ruiwen Cci Capital Ltd
HAPOIN ENTERPRISE
Sequoia Capital Investment Management Co., Ltd.
Manulife Investment Management (Hong Kong) Limited
Huachuang Securities Broker Co., Ltd.
Huamei International Investment Group.
Huaneng Guicheng Trust Corporation Limited
Sinowisdom Capital Management
China Resources Yuanda Fund Management Co., Ltd
HUATAI SECURITIES ASSET Management Co., Ltd.
Huatai Securities Co., Ltd.
Huaxi Securities (Proprietary Accounts)
China Wealth Management Co., Ltd.
China Asset Management Co., Ltd.
China Fortune Securities
Horizon Asset Management Co., Ltd.
Harvest Fund Management Limited
CCB Pension Management Co., Ltd.
Jiangsu Parallel ASSET Management Co., Ltd.
Bank of Communications Schroder Fund Management
Jinxin Fund Management Co., Ltd.
Invesco Great Wall Fund Management Co., Ltd.
Kaiyuan Securities Co., Ltd.
Capvision Partners (Shanghai) Corporation Limited
V. Stone Fund Co., Ltd.
BlueLotus
Longwin Asset Management Co., Ltd.
Minsheng Royal Fund Management Co., Ltd.
Minsheng Securities Co., Ltd.
Morgan Stanley Huaxin Fund Management Company Limited
China Southern Asset Management Co., Ltd.
Nanfang Tianchen (Beijing) Investment Management Co., Ltd.
High-Flyer Quant Investment Management (Ningbo) L.P.
Konfoong Materials International Co., Ltd.
Ningbo Meishan Free Trade Port Haojun Investment Management Co., Ltd.
BNB Wealth Management Co., Ltd.
Lion Fund Management Co., Ltd.
Lord Abbert China Asset Management Co., Ltd.
Penghua Fund Management Co., Ltd.

Pengyang Asset Management Co., Ltd.
Ping An Fund Management Company Limited
Credit Suisse Securities (China) Limited
UBS Securities Co., Ltd.
Cephei Investments
SHANXI SECURITIES CO., LTD
Capital Corise Asset Management Co., Ltd.
Shanghai Hillview Private Equity Fund Management Co., Ltd.
Perseverance Asset Management (Limited Partnership)
Shanghai Genxi Private Equity Fund Management Co., Ltd.
Shanghai Cubetrade Investment Management Co., Ltd.
EVERBRIGHT SECURITIES ASSET Management Co., Ltd.
HAITONG ASSET Management Co., Ltd.
United Advance Capital Company Limited
Shanghai Huichen Private Fund Management Company Limited
Shanghai Jinen Investment Co., Ltd.
Shanghai Eureka Investment Partner Co., Ltd.
Shanghai Kandao Asset Management Co., Ltd.
Shanghai Lingze Private Fund Management Co., Ltd.
Shanghai Everlead Private Equity Fund Management Co. Ltd.
Shanghai S-land Asset Management Co., Ltd.
Shanghai Ningquan Asset Management Co., Ltd.
Shanghai Panjing Investment Management Center (Limited Partnership)
Pawoof Asset Management
Shanghai Pudong Development Bank Co., Ltd.
Shanghai Ruiyang Investment Management Co., Ltd.
Shanghai Tai Yang Asset Management Ltd.
Shanghai Tongxiao Investment Development Center (Limited Partnership)
Shanghai Xitai Investment Management Co., Ltd.
Bank of Shanghai Co., Ltd.
Shanghai Yuyi Asset Management Company (Limited Partnership)
Shanghai Foresight Investment Co., Ltd.
Shanghai Zhaowan Asset Management Co., Ltd.
Shanghai Shengge Investment Management Co., Ltd.
Shagnhai Zhongyu Investment Co., Ltd.
Shanghai Chongyang Investment Management Co., Ltd.
Shanghai Zhuliu Assete Management Partnership Enterprise (Limited Partnership)
Shanghai Zige Investment Management Co., Ltd.
Shanghai Natural Shibei Investment Management Partnership (Limited Partnership)
Shenwan Hongyuan Group Co., Ltd.
Shenwan Hongyuan Securities
SWS MU Fund Management Co., Ltd.
Shenzhen Gohedge Fund Management Co., Ltd.
Shenzhen Comein Finance Technology Co., Ltd.

Shenzhen Foxon Investment Management Co., Ltd.
Shenzhen Haiya Financial HOLDINGS Co., Ltd.
Eastern Marathon Asset Management Co., Ltd.
Shenzhen Guohui Investment Co., Ltd.
Shenzhen Qianhai Jiupai Captial Management Partnership (L.P.)
Shenzhen Shangcheng Asset Management Co., Ltd.
Shenzhen Tencent Tianyou Technology Co., Ltd.
Shenzhen Zhongjin Alpha Investment Research Co., Ltd.
Shenzhen Zongyi Runbang Investment Co., Ltd.
Shenzhen Zoomtrend Investment Management Co., Ltd.
Shenyang Anjie Passenger Transportation Co., Ltd.
ACM Research (Shanghai), Inc.
Sensegain Asset Management Group Co., Ltd.
SCHRODERS GROUP CO., LIMITED
Century Securities Co., Ltd.
Capital Securities Corporation Limited
Suyin Financial Management Co., Ltd.
Piotech Inc.
Taiping Asset Management Co., Ltd.
TIANFENG SECURITIES CO., LTD.
Yixinan Asset Management Co., Ltd.
Yuance Investment Management Co., Ltd.
China Nature Asset Management Co., Ltd.
Tongtai Fund Management Co., Ltd.
Wenzhou Huayu Enterprise Clearing Office Co., Ltd.
Western Securities Co., Ltd
Tibet Dongcai Fund Management Co., Ltd.
Tibet Yuancheng Investment Management Co., Ltd.
Southwest Securities Co., Ltd.
Power Pacific Co., Ltd.
Xincheng Fund Management Co., Ltd.
Xinghe Fund Management Co., Ltd.
China Industrial Asset Management Limited
CIB Fund Management Co., Ltd.
Industrial Bank (Asset Management)
Industrial Securities Co., Ltd.
CIB Wealth Management Co., Ltd.
Asia-Pacific Property & Casualty Insurance Co., Ltd.
Sunshine Insurance Group Inc., Ltd.
Willing Capital Management Limited
Yimi Fund Management Co., Ltd.
Yinhua Fund Management Co., Ltd.
Yongan Guofu Asset Management Co., Ltd.
Maxwealth Fund Management Company Limited

Yougu Asset Management (Shenzhen) Co., Ltd.
Yuanxin Investment
Great Wall Wealth Insurance Asset Management Co., Ltd.
Changsheng Fund Management Co., Ltd.
China Merchants Fund Management Co., Ltd.
China Merchants Securities Co., Ltd.
Zhejiang Moju Asset Management Co., Ltd.
Zheshang Securities Co., Ltd.
Zhonggeng Fund Management Co., Ltd.
Industrial And Commercial Bank of China Limited
China International Capital Corporation Limited
PICC Asset Management Company Limited
China Galaxy Securities Co., Ltd.
Zhonghai Fund Management Co., Ltd.
CICC Fund Management Co., Ltd.
Zhong Ou Asset Management Company Limited
Zhongtai Securities Co., Ltd.
China Securities Co., Ltd.
China Capital Management Co., Ltd.
CITIC Securities Co., Ltd.
BOC International Securities Co., Ltd.
BOC Samsung Life Insurance Co., Ltd.
Bank Of China Asset Management Co., Ltd.
China Post Life Insurance Co., Ltd.
China Post Securities Co., Ltd.
CENTRAL CHINA SECURITIES CO., LTD.
CSCI Capital Management Co., Ltd.
Zhuhai Chengming Asset Management Co., Ltd.

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The following information is provided in connection with the furnishing of the above Record of December 2022 Investor Relation Activity of ACM Research (Shanghai), Inc. (“ACMSH”) (the “Record”) pursuant to the Current Report on Form 8-K reporting requirements of ACM Research, Inc.:

Trademarks
TEBO is a trademark of ACM Research, Inc. For convenience, this trademark appears in the Record without ™ symbols, but that practice does not mean that ACM Research, Inc. will not assert, to the fullest extent under applicable law, its rights to the trademark.

Forward-Looking Statements
Information presented in the Record includes forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements contained in the Record that do not relate to matters of historical fact should be considered forward-looking statements. Forward-looking statements are based on ACMSH management’s current expectations and beliefs, and involve a number of risks and uncertainties that are difficult to predict and that could cause actual results to differ materially from those stated or implied by the forward-looking statements. Those risks and uncertainties include, but are not limited to, the following, any of which could be exacerbated even further by the continuing COVID-19 outbreak in China and globally: anticipated customer orders or identified market opportunities may not grow or develop as anticipated; customer orders already received may be postponed or canceled; ACMSH may be unable to obtain the qualification and acceptance of its delivered tools when anticipated or at all, which would delay or preclude ACMSH’s recognition of revenue from the sale of those tools; suppliers may not be able to meet ACMSH’s demands on a timely basis; ACMSH’s technologies and tools may not gain market acceptance; ACMSH may be unable to compete effectively by, among other things, enhancing its existing tools, adding additional production capacity and engaging additional major customers; ACMSH may incur significant expenses long before it can recognize revenue from new products, if at all, due to the costs and length of research, development, manufacturing and customer evaluation process cycles; volatile global economic, market, industry and other conditions could result in sharply lower demand for products containing semiconductors and for ACMSH’s products and in disruption of capital and credit markets; ACMSH’s failure to successfully manage its operations, including its inability to hire, train, integrate and manage additional qualified engineers for research and development activities; and trade regulations, including those recently published by the U.S. Department of Commerce imposing certain restrictions on equipment shipments and business practices with China-based semiconductor manufacturers, currency fluctuations, political instability and war, all of which may materially adversely affect ACMSH due to its substantial non-U.S. customer and supplier base and its substantial non-U.S. manufacturing operations. A further description of these risks, uncertainties and other matters can be found in filings ACM Research, Inc. makes with the U.S. Securities and Exchange Commission. Because forward-looking statements involve risks and uncertainties, actual results and events may differ materially from results and events currently expected by ACMSH. ACMSH undertakes no obligation to publicly update these forward-looking statements to reflect events or circumstances that occur after the date hereof or to reflect any change in its expectations with regard to these forward-looking statements or the occurrence of unanticipated events.